UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  December 31, 2006


                          DIONICS, INC.
     (Exact name of registrant as specified in its charter)

                Commission file number 001-03323


Delaware                                                   11-2166744
(State or other jurisdiction                         (I.R.S. Employer
of incorporation)                                 Identification No.)


65 Rushmore Street
Westbury, New York                                              11590
(Address of principal                                      (Zip Code)
executive offices)


Registrant's  telephone number, including area code: (516) 997-7474

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

      (a) Effective as of December 31, 2006, Bloom & Co., LLP resigned as the principal independent accountants for Dionics, Inc. (the "Company"). Bloom & Co., LLP indicated in a letter addressed to the Company that it has terminated its professional relationship with the Company due to the stringent requirements of the Sarbanes-Oxley Act. The Company has been advised verbally by Bloom & Co., LLP that as a result of a recent PCAOB review of the firm, Bloom & Co., LLP has been instructed to reduce its number of clients due to staff limitations. Bloom & Co., LLP had audited the financial statements of the Company for the year ended December 31, 2003 and, based on information verbally received from Bloom & Co., LLP, it is in the final stages of issuing its audited report for the year ended December 31, 2004.

      For the year ended December 31, 2003, the report of Bloom & Co., LLP contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. Not having received its audited report for the year ended December 31, 2004, we cannot state with certainty that no adverse opinions will be contained therein.

      During the year ended December 31, 2003 as well as the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      During the year ended December 31, 2003 as well as the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

     The Company has requested Bloom & Co., LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 24, 2007, is filed as Exhibit 16.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

List   below  the  financial  statements,  pro  forma   financial
information and exhibits, if any, filed as part of this report.

Exhibits:                                              Page

     16.1 Letter re change in certifying accountant     4

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIONICS, INC.
                                 (Registrant)


Dated: January 25, 2007          By:   /s/ Bernard L. Kravitz
                                 Name:     Bernard L. Kravitz
                                 Title:    President